                       CONSENT AND LETTER OF TRANSMITTAL
                          for solicitation of consent
                                 in respect of
                     12 7/8% Senior Secured Notes due 2000
                              CUSIP No. 291714AC7


                       Pursuant to the Offer to Exchange
                             Dated November 2, 2000
                        As Supplemented February 2, 2001

                                       by

                           ALL STAR GAS CORPORATION
                  (formerly known as Empire Gas Corporation)

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 THIS OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON FEBRUARY 16,
 2001, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE. THE VALID WITHDRAWAL OF TENDERED NOTES, PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE WILL BE DEEMED TO BE A REVOCATION OF THE CONSENTS (AS DEFINED BELOW) RELATED TO SUCH NOTES.
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           The Exchange Agent for the Offer and the Solicitation is:

                      State Street Bank and Trust Company
                 By Hand, Registered Mail or Overnight Carrier:
                      State Street Bank and Trust Company
                           Corporate Trust Department
                        2 Avenue de Lafayette, 5th Floor
                                Boston, MA 02111
                           Attention: Meaghan Haight

                             Confirm by Telephone:
                                 (617) 662-1603

     DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL ("LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Offer to Exchange (as defined below).

     All Star Gas Corporation (formerly known as Empire Gas Corporation), a Missouri corporation ("All Star"), upon the terms and subject to the conditions set forth in the Offer to Exchange and Supplement One thereto (the Supplement One together with the Offer to Exchange, constitutes the "Offer to Exchange") and in this Letter of Transmittal (the "Letter of Transmittal" which, together with the Offer to Exchange, constitutes the "Offer"), hereby offers to exchange an aggregate principal amount of $53,063,600 of its 11% Senior Secured Notes due 2003 (the "New Notes" or "Offer Consideration") for all of its issued and outstanding $50,880,000 principal amount of its 12 7/8% Senior Secured Notes due 2000 (the "Old Notes" or "Notes"). As part of the Offer, All Star is soliciting (the "Consent Solicitation") consents (the "Consents") from persons (each a "Holder" and collectively, the "Holders") in whose names the Notes are registered on the books of the Notes registrar to the amended terms of the Offer as set forth in Supplement One dated February 2, 2001 (collectively, the "Proposed Amendments"). References herein to the Offer include the Consent Solicitation. All Star will notify the Trustee of the receipt of Consents from the Holders of all $50,880,000 in aggregate principal amount of the outstanding Notes not owned by All Star or its affiliates (the "Requisite Consents") (the date of such notification being the "Consent Date"). Holders who tendered their Notes, pursuant to the Offer, are required to consent to the Proposed
Amendments in order to receive the Offer Consideration. Holders will not receive any additional consideration for their Consent to the Proposed Amendments. The completion, execution and delivery of this Letter of Transmittal by a Holder will constitute a Consent to the Proposed Amendments with respect to his Notes. A Holder may not deliver Consents for less than the principal amount of all Notes owned by such Holder.

     This Letter of Transmittal is to be used by Holders of Notes if such Holders desire to consent to the Proposed Amendments (as more specifically described in Supplement One).

     The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer and Consent Solicitation.

     List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.

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                             DESCRIPTION OF 12 7/8% SENIOR SECURED NOTES DUE 2000
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Name(s) and Address(es) of Registered Holder(s)   |                      |                          |         Principal Amount
 or Name of DTC Participant and Participant's     |                      |        Aggregate         |         Tendered and as to
 DTC Account Number in which Notes are Held       |    Certificate       |        Principal         |          which Consents
        (Please fill in if blank)                 |     Number(s)*       |     Amount Represented   |            are Given**
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                                                  |                      |                          |
                                                  |                      |                          |
                                                  |---------------------------------------------------------------------------------
                                                  |                      |                          |
                                                  |                      |                          |
                                                  |---------------------------------------------------------------------------------
                                                  |                      |                          |
                                                  |                      |                          |
                                                  |---------------------------------------------------------------------------------
                                                  |                      |                          |
                                                  |                      |                          |
                                                  |---------------------------------------------------------------------------------
                                                  | Total Principal      |                          |
                                                  | Amount of Notes      |                          |
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 * Need not be completed by Holders who tendered by book-entry transfer.

** A tendering Holder is required to consent to the Proposed Amendments with respect to all Notes tendered by such Holder. Tendering Holders who validly tender their Notes and Consent pursuant to the Offer on or prior to 5:00 p.m.,
   Eastern Standard time, on the Expiration Date will receive the Offer Consideration.
------------------------------------------------------------------------------------------------------------------------------------

     The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the Notes.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


Ladies and Gentlemen:


     The undersigned previously tendered to All Star Gas Corporation (formerly Empire Gas Corporation) ("All Star"), upon the terms and subject to the conditions set forth in its Offer to Exchange dated November 2, 2000 (the "Offer to Exchange"), receipt of which is hereby acknowledged, the principal amount of Notes indicated in the table above entitled "Description of 12 7/8% Senior Secured Notes Due 2000" under the column heading "Principal Amount Tendered and as to which Consents are Given" and in accordance with this Letter of Transmittal ("Letter of Transmittal", which together with the Offer to Exchange and Supplement One, constitute the "Offer") consents to the Proposed Amendments with respect to the aggregate principal amount of such Notes.


     The undersigned agrees and acknowledges that by the execution and delivery hereof, the undersigned makes and provides the written Consent to the Proposed Amendments (with respect to the principal amount of Notes indicated in the table above entitled "Description of 12 7/8% Senior Secured Notes Due 2000" under the column heading "Principal Amount Tendered and as to which Consents are Given" (or, if nothing is indicated therein, with respect to the principal amount of Notes with respect to which the undersigned's Consent is deemed given)). The undersigned understands that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Offer to Exchange and this Letter of Transmittal. The undersigned understands that the New Indenture embodying the Proposed Amendment may be executed and delivered immediately after the Exchange Agent delivers the Requisite Consents with respect to the Notes to the Trustee upon its receipt thereof. The undersigned understands that the New Indenture, by its terms, however, will not become effective and will have no force or effect unless and until All Star consummates the Offer. All Star's obligation to accept for exchange Notes validly tendered pursuant to the Offer is conditioned upon, among other things, receipt of the Requisite Consents.


     Upon payment of the Offer Consideration, the undersigned hereby irrevocably releases All Star and its affiliates from any claims, liabilities, obligations or the like with respect to the Offer and Consent Solicitation, including without limitation, the Notes and the payment of principal and interest with respect thereto. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of All Star) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver to All Star and the Trustee this Letter of Transmittal as evidence of the undersigned's consent to the Proposed Amendments and as certification that Requisite Consents to the Proposed Amendment duly executed by Holders have been received, all in accordance with the terms and conditions of the Offer and the Consent Solicitation as described in the Offer to Exchange, as supplemented.


     If the undersigned is not the registered Holder of the Notes listed in the box above labeled "Description of 12 7/8% Senior Secured Notes due 2000" under the column heading "Principal Amount Tendered and as to which Consents are Given" or such Holder's legal representative or attorney-in-fact, then in order to validly consent the undersigned will have to obtain a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver Consents in respect of such Notes on behalf of the Holder thereof, and such proxy will be delivered with this Letter of Transmittal.


     The undersigned understands that tenders of Notes pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. The valid withdrawal of tendered Notes shall be deemed a revocation of the Consent with respect to such Notes. In the event of a termination of the Offer, the Notes tendered pursuant to the Offer will be returned to the tendering Holders promptly (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered). If All Star makes a material change in the terms of the Offer or the Consent Solicitation or the information concerning the Offer or the Solicitation, All Star will disseminate additional Offer and Consent Solicitation material and extend such Offer or, if applicable, the Solicitation, to the extent required by law. If the Offer is amended prior to the Expiration Date in a manner determined by All Star to constitute a material adverse change to the Holders, All Star promptly will disclose such amendment and, if necessary, extend the Offer and Consent Solicitation for a period deemed by All Star to be adequate to permit Holders to withdraw their Notes and revoke their Consents.

     The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Exchange and in the instructions hereto and acceptance of such Notes by All Star will constitute a binding agreement between the undersigned and All Star upon the terms and subject to the conditions of the Offer and Consent Solicitation. For purposes of the Offer, the undersigned understands that validly tendered Notes (or defectively tendered Notes with respect to which All Star has, or has caused to be, waived such defect) will be deemed to have been accepted by All Star, if, as and when All Star gives oral or written notice thereof to the Exchange Agent. For purposes of the Consent Solicitation, Consents received by the Exchange Agent will be deemed to have been accepted immediately prior to the execution, by All Star and the Trustee, of the New Indenture.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to give the Consent contained herein. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by All Star to be necessary or desirable to perfect the undersigned's Consent to the Proposed Amendments or to complete the execution of the New Indenture.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes and deliveries of related Consents will be determined by All Star, in its sole discretion, which determination shall be final and binding.

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                               PLEASE SIGN HERE

             (To be completed by all consenting Holders of Notes)

   By completing, executing and delivering this Letter of Transmittal, the undersigned hereby consents to the Proposed Amendments with respect to the principal amount of the Notes listed in the box above labeled "12 7/8% Senior Secured Notes due 2000" under the column headings "Principal Amount Tendered and as to which Consents are Given."
   This Letter of Transmittal must be signed by the registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Note(s) or, if Notes were tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

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         Signature(s) of Registered Holder(s) or Authorized Signatory
                       (See guarantee requirement below)


 Dated
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 Name(s)
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 -----------------------------------------------------------------------------
                                (Please print)


Capacity
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Address
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      -----------------------------------------------------------------------
                             (including Zip Code)


 Area Code and Tel.  Number
                           --------------------------------------------------

 Tax Identification or Social Security No.
                                          -----------------------------------

                  (Complete Accompanying Substitute Form W-9)


                         Medallion Signature Guarantee
                   (If Required -- See Instructions 1 and 5)


 Authorized Signature
                      -------------------------------------------------------


 Name of Firm
              ---------------------------------------------------------------

                               [place seal here]
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

                                 INSTRUCTIONS


             Forming Part of the Terms and Conditions of the Offer
                          and the Consent Solicitation

     1. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in the Offer to Exchange). If the Notes are registered in the name of a person other than the signer of this Letter of Transmittal, then the signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 5.

     2. Delivery of Consent and Letter of Transmittal. A properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The method of delivery of this Letter of Transmittal, any required signature guarantees and all other required documents is at the election and risk of the Holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, it is suggested that the Holder use registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or prior to such date.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Notes should be listed on a separate signed schedule attached hereto.

     4. Partial Consent. Consents will not be accepted with respect to less than the entire principal amount evidenced by any Notes tendered.

     5. Signatures on Consent and Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Holders of the Notes tendered, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of Notes tendered, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

     If any of the Notes tendered are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Notes tendered are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to All Star of such person's authority to so act must be submitted.

     6. Waiver of Conditions. The conditions of the Offer and the Consent Solicitation may be amended or waived by All Star, in whole or in part, at any time and from time to time in All Star's sole discretion, in the case of any Notes tendered or Consents delivered.

     7. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Exchange, Supplement One or this Letter of Transmittal may be directed to All Star at the telephone number and location listed in the Offer to Exchange. A Holder may also contact such Holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer and the Consent Solicitation.

     IMPORTANT: This Letter of Transmittal together with all other required documents, must be received on or prior to the Expiration Date with respect to Holders wishing to receive the Offer Consideration. Holders should be aware that Consents cannot be delivered using a guaranteed delivery process.


                            All Star Gas Corporation
                           119 West Commercial Street
                                  P.O. Box 303
                               Lebanon, MO 65536
                                 (417) 532-3103